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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) JUNE 17, 1999

                     COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

New Jersey                          0-27832                     22-2603175
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(State or other             (Commission File Number)        (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

3000 Hadley Road       South Plainfield, New Jersey   07080
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(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (908) 668-9335

                                      N/A
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         (Former name or former address, if changed since last report.)


PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019
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ITEM 5. OTHER EVENTS

On June 17, 1999 the Board of Directors of Compost America Holding Company, Inc. ("Company") approved a resolution to create a vacancy in the position of Chairman of the Board of Directors and to reduce the number of members of the Office of the President from three to two, those two being Christopher J. Daggett and Marvin H. Roseman. Roger E. Tuttle, who had occupied the position of Chairman of the Board of Directors and who had been the third member of the Office of the President, remains a director of the Company.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 1999

                                        COMPOST AMERICA HOLDING COMPANY, INC.
                                        (Registrant)


                                        By /s/ CHRISTOPHER J. DAGGETT
                                           -------------------------------------
                                           Christopher J. Daggett,
                                           Office of the President,
                                           Duly Authorized